EARNINGS PER SHARE (EPS) (Tables)	12 Months Ended
Dec. 31, 2021
Weighted average number of shares outstanding:
Schedule of Earnings per Share

Basic and diluted earnings per share are based on the weighted average number of ordinary shares outstanding. Diluted EPS is based on those shares used in basic EPS plus shares that would have been outstanding assuming issuance of ordinary shares for all dilutive potential ordinary shares outstanding.

	Year ended December 31,
	2021	2020	2019
Numerator for EPS:
Net income (loss)	$(3,562)	$(5,329)	$806
Denominator for EPS:
Weighted average shares outstanding – basic	8,874,696	8,874,696	8,874,696
Dilutive shares	-	-	-
Weighted average shares outstanding – diluted	8,874,696	8,874,696	8,874,696
EPS:
Basic and diluted	$(0.4)	$(0.6)	$0.1